PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

1995 was a very good year for investors in the U.S. financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

First Investors Fund For Income had strong performance in 1995, returning 18.5% on a net asset value basis on Class A shares and 17.5% on Class B shares (first offered for sale on January 12, 1995). These returns compare favorably to 16.4% for the average high yield mutual fund as measured by Lipper Analytical Services, Inc. In 1995 dividends paid from net investment income amounted to 36 cents per share on Class A shares and 32.1 cents per share on Class B shares.

Reflecting the strength in financial instruments, the high yield market enjoyed strong returns, rebounding from the disappointing results of 1994. The market also benefited from a favorable balance between supply and demand. Healthy demand from mutual funds, which saw a sizeable influx of cash, and from other investors seeking higher yielding instruments easily absorbed the increased amount of new high yield issuance. Sector choices were an important influence on overall returns. Generally, higher-rated, liquid issues outperformed lower-quality securities as they more closely tracked the movement in Treasuries, which generated exceptional returns in the longer end of the maturity spectrum. In addition, industries which were perceived to have stable to improving credit profiles also outperformed. The principal reason for this was a heightened fear of defaults. With an increase in the default rate, investors increasingly sought the securities of companies in industries which could ride out an economic downturn unscathed, while avoiding those which might become impaired.

In this environment the Fund benefitted from its position in higher-quality high yield securities as well as its exposure to industries which were in favor. In particular, the Fund's large holdings in the cable and telecommunications sectors aided performance. Both are dynamic, growing industries with significant assets, and both posted very strong returns. The Fund also held no securities which defaulted or became severely distressed in 1995, thereby avoiding those issues which lost significant value during the year.

As we enter 1996, we anticipate continued slow economic growth. Although we do not expect a recession, we believe that default rates will continue to climb somewhat. Because credit selection will remain very important, we believe that our strategy of investing in stable to improving companies will continue to benefit the Fund.

As always we appreciate the opportunity to serve your investment needs.

Sincerely,

        [LOGO]
Nancy W. Jones
Portfolio Manager

January 31, 1996

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS FUND FOR INCOME, INC.

Comparison of change in value of $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) and the First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           FUND FOR INCOME         FIRST BOSTON
Jan-86                                      9,375        10,000
Dec-86                                     10,456        11,563
Dec-87                                     10,328        12,319
Dec-88                                     11,752        14,001
Dec-89                                     10,826        14,054
Dec-90                                      8,964        13,157
Dec-91                                     12,804        18,914
Dec-92                                     14,943        22,065
Dec-93                                     17,642        26,237
Dec-94                                     17,745        25,983
Dec-95                                     21,034        30,498
                     Average Annual Total Return*
Class A shares                        N.A.V. Only        S.E.C.   Standardized
One Year                                    18.5%                        11.2%
Five Years                                  18.6%                        17.1%
Ten Years                                    8.4%                         7.7%
S.E.C. 30-Day Yield                                        7.8%
Class B Shares
Since Inception                             17.5%                        12.7%
S.E.C. 30-Day Yield                                        7.6%

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FIRST INVESTORS FUND FOR INCOME, INC. (CLASS A SHARES) ON 1/1/86 WITH A THEORETICAL INVESTMENT IN THE FIRST BOSTON HIGH YIELD INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN ABOVE BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 687 DIFFERENT ISSUES, 574 OF WHICH ARE CASH PAY, 84 ARE ZERO-COUPON, 20 ARE STEP BONDS, 5 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 4 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.8 YEARS, AN AVERAGE MATURITY OF 7.9 YEARS, AN AVERAGE DURATION OF 4.4 YEARS AND AN AVERAGE COUPON OF 10.6%.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/95) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 8.5%, RESPECTIVELY). THE RETURNS FOR CLASS B SHARES (FIRST OFFERED FOR SALE ON 1/12/95) ARE FOR THE PERIOD 1/12/95 THROUGH 12/31/95. THE CLASS B "S.E.C. STANDARDIZED" RETURN IS ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. THE FUND WAS CLOSED TO NEW INVESTMENTS FROM 11/9/90 TO 7/27/92. FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO COMPOSITION
FIRST INVESTORS FUND FOR INCOME, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the 1995 fiscal year and the dollar weighted average of the total of the Fund's investments in zero coupon bonds and pay-in-kind bonds during the 1995 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1995 fiscal year and is not necessarily representative of the Fund as of the end of its 1995 fiscal year, the current fiscal year or at any other time in the future.

---------------------------------------------------------------------------------------
                                              Comparable Quality of
                           Rated by           Unrated Securities to
                           Moody's            Bonds Rated by Moody's

---------------------------------------------------------------------------------------
         Baa1                  0.28%                     0.00%
         Baa2                  0.14                      0.00
         Baa3                  0.14                      0.00
          Ba1                  1.28                      0.00
          Ba2                  1.39                      0.45
          Ba3                 14.60                      0.00
          B1                  24.35                      0.35
          B2                  22.89                      0.62
          B3                  18.35                      0.00
          Caa                  4.98                      0.51
          Ca                   0.59                      0.00
---------------------------------------------------------------------------------------

Zero Coupon Bonds             10.69%

Pay-in-kind Bonds               .74%

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1995

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
                                                                                          $10,000
                                                                                               OF
PRINCIPAL                                                                                     NET
   AMOUNT   SECURITY                                                             VALUE     ASSETS
-------------------------------------------------------------------------------------------------
            CORPORATE BONDS--89.5%
            AGRICULTURAL PRODUCTS--1.2%
$   4,500M  Terra Industries, Inc., 10 1/2%, 2005                          $ 4,961,250    $   116
-------------------------------------------------------------------------------------------------
            APPAREL/TEXTILES--2.0%
    2,000M  Dan River, Inc., 10 1/8%, 2003                                   1,820,000         43
    7,000M  Linter Textiles Corp., Ltd., 13 3/4%, 2000 (Defaulted) (Note                        1
              5)                                                                52,500
    7,000M  Westpoint Stevens, Inc., 9 3/8%, 2005                            6,895,000        161
-------------------------------------------------------------------------------------------------
                                                                             8,767,500        205
-------------------------------------------------------------------------------------------------
            AUTOMOTIVE--2.6%
    2,000M  Exide Corp., 10%, 2005                                           2,140,000         50
    4,000M  Lear Seating, Inc., 11 1/4%, 2000                                4,215,000         99
    4,400M  SPX Corp., 11 3/4%, 2002                                         4,664,000        109
-------------------------------------------------------------------------------------------------
                                                                            11,019,000        258
-------------------------------------------------------------------------------------------------
            BUILDING MATERIALS--3.9%
    4,500M  American Standard Corp., 11 3/8%, 2004                           4,983,750        116
    4,500M  American Standard Corp., 0%-10 1/2%, 2005                        3,836,250         90
    4,950M  Triangle Pacific Corp., 10 1/2%, 2003                            5,247,000        123
    1,630M  Waxman Industries, Inc., 13 3/4%, 1999                           1,255,100         29
    3,248M  Waxman Industries, Inc., 0%-12 3/4%, 2004                        1,266,720         30
-------------------------------------------------------------------------------------------------
                                                                            16,588,820        388
-------------------------------------------------------------------------------------------------
            CHEMICALS--6.7%
    7,200M  Harris Chemical North America, Inc., 0%-10 1/4%, 2001            6,984,000        163
    3,125M  Harris Chemical North America, Inc., 10 3/4%, 2003               2,867,187         67
    5,000M  Huntsman Corp., 11%, 2004                                        5,731,250        134
    6,600M  Rexene Corp., 11 3/4%, 2004                                      6,996,000        164
    6,000M  Synthetic Industries, Inc., 12 3/4%, 2002                        5,880,000        138
-------------------------------------------------------------------------------------------------
                                                                            28,458,437        666
-------------------------------------------------------------------------------------------------
            CONSUMER NON-DURABLES--.5%
    2,000M  Hines Horticulture, Inc., 11 3/4%, 2005 (Note 4)                 2,090,000         49
-------------------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--.4%
    1,500M  Herff Jones, Inc., 11%, 2005                                     1,605,000         38
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
                                                                                          $10,000
                                                                                               OF
PRINCIPAL                                                                                     NET
   AMOUNT   SECURITY                                                             VALUE     ASSETS
-------------------------------------------------------------------------------------------------
            CONTAINERS--5.0%
$  13,000M  Owens Illinois, Inc., 11%, 2003                                $14,706,250    $   344
    1,250M  Portola Packaging, Inc., 10 3/4%, 2005                           1,293,750         30
    5,250M  Sweetheart Cup Co., Inc., 10 1/2%, 2003                          5,355,000        125
-------------------------------------------------------------------------------------------------
                                                                            21,355,000        499
-------------------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--1.6%
    2,500M  Day International Group, Inc., 11 1/8%, 2005                     2,550,000         60
    4,275M  Fairfield Manufacturing, Inc., 11 3/8%, 2001                     4,168,125         97
-------------------------------------------------------------------------------------------------
                                                                             6,718,125        157
-------------------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--1.7%
    3,650M  Essex Group, Inc., 10%, 2003                                     3,595,250         84
    3,850M  IMO Industries, Inc., 12%, 2001                                  3,907,750         91
-------------------------------------------------------------------------------------------------
                                                                             7,503,000        175
-------------------------------------------------------------------------------------------------
            ENERGY--2.5%
    3,500M  Deeptech International, Inc., 12%, 2000                          3,150,000         74
    3,500M  Falcon Drilling Co., Inc., 9 3/4%, 2001                          3,570,000         83
    3,900M  Maxus Energy Corp., 11 1/2%, 2015                                4,095,000         96
-------------------------------------------------------------------------------------------------
                                                                            10,815,000        253
-------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES--.7%
    2,800M  Terra Nova Holdings, PLC, 10 3/4%, 2005                          3,052,000         71
-------------------------------------------------------------------------------------------------
            FOOD SERVICES--.4%
    2,500M  Flagstar Cos., Inc., 11 1/4%, 2004                               1,775,000         42
-------------------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--2.2%
    4,500M  Fleming Co., Inc., 10 5/8%, 2001                                 4,365,000        102
    5,000M  TLC Beatrice International Holdings, Inc., 11 1/2%, 2005         4,862,500        114
-------------------------------------------------------------------------------------------------
                                                                             9,227,500        216
-------------------------------------------------------------------------------------------------
            GAMING/LODGING--3.2%
    5,000M  Casino America, Inc., 11 1/2%, 2001                              4,700,000        110
    1,000M  Grand Casinos, Inc., 10 1/8%, 2003                               1,042,500         24
    2,500M  Player's International, Inc., 10 7/8%, 2005                      2,343,750         55
    5,500M  Showboat, Inc., 9 1/4%, 2008                                     5,527,500        129
-------------------------------------------------------------------------------------------------
                                                                            13,613,750        318
-------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1995

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
                                                                                          $10,000
                                                                                               OF
PRINCIPAL                                                                                     NET
   AMOUNT   SECURITY                                                             VALUE     ASSETS
-------------------------------------------------------------------------------------------------
            HEALTHCARE--7.5%
$   3,000M  Genesis Healthcare, Inc., 9 3/4%, 2005                         $ 3,165,000    $    74
    4,400M  Healthsouth Rehabilitation Corp., 9 1/2%, 2001                   4,686,000        110
    3,750M  Integrated Health Services, Inc., 9 5/8%, 2002                   3,815,625         89
    4,500M  Integrated Health Services, Inc., 10 3/4%, 2004                  4,815,000        113
    2,000M  Mediq/PRN Life Support Services, Inc., 11 1/8%, 1999             1,980,000         46
    6,000M  Ornda Healthcorp., 12 1/4%, 2002                                 6,570,000        154
    2,550M  Ornda Healthcorp., 11 3/8%, 2004                                 2,868,750         67
    3,800M  Tenet Healthcare Corp., 10 1/8%, 2005                            4,203,750         98
-------------------------------------------------------------------------------------------------
                                                                            32,104,125        751
-------------------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--.8%
    3,500M  Dictaphone Corp., 11 3/4%, 2005                                  3,395,000         79
-------------------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--18.6%
    1,500M  Act III Broadcasting, Inc., 10 1/4%, 2005                        1,530,000         36
    6,000M  Adelphia Communications, Inc., 9 7/8%, 2005                      5,430,000        127
    8,000M  Bell Cablemedia, PLC, 0%-11.95%, 2004                            5,640,000        132
    3,000M  CF Cable TV, Inc., 11 5/8%, 2005                                 3,292,500         77
    5,000M  Comcast United Kingdom Cable Corp., 0%-11.2%, 2007               2,912,500         68
    4,750M  Diamond Cable Communications, PLC, 0%-11 3/4%, 2005              2,796,563         65
   10,550M  Echostar Communications Corp., 0%-12 7/8%, 2004                  7,068,500        165
    5,500M  Jones Intercable, Inc., 11 1/2%, 2004                            6,077,500        142
    2,000M  Lamar Advertising, Inc., 11%, 2003                               2,070,000         48
    5,000M  Marcus Cable Operating Co., 0%-13 1/2%, 2004                     3,750,000         88
    3,625M  Outdoor Systems, Inc., 10 3/4%, 2003                             3,498,125         82
   11,000M  PanAmSat Capital Corp., 0%-11 3/8%, 2003                         8,910,000        209
    6,150M  Rogers Communication Inc., 10 7/8%, 2004                         6,419,062        150
    6,000M  SCI Television Corp., 11%, 2005                                  6,330,000        148
    2,000M  Sinclair Broadcasting Group, 10%, 2005                           2,042,500         48
    6,500M  Videotron Holdings, PLC, 0%-11 1/8%, 2004                        4,550,000        107
    4,000M  Videotron, Ltd., 10 1/4%, 2002                                   4,200,000         98
    3,000M  Young Broadcasting Corp., 10 1/8%, 2005                          3,165,000         74
-------------------------------------------------------------------------------------------------
                                                                            79,682,250      1,864
-------------------------------------------------------------------------------------------------
            MINING/METALS--7.8%
    5,001M  Carbide/Graphite Group, Inc., 11 1/2%, 2003                      5,401,080        126
    2,750M  Earle M. Jorgensen Co., 10 3/4%, 2000                            2,530,000         59
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
                                                                                          $10,000
                                                                                               OF
PRINCIPAL                                                                                     NET
   AMOUNT   SECURITY                                                             VALUE     ASSETS
-------------------------------------------------------------------------------------------------
            MINING/METALS (continued)
$   5,000M  Geneva Steel Co., Inc., 11 1/8%, 2001                          $ 4,150,000    $    97
    5,500M  Magma Copper Co., Inc., 12%, 2001                                6,098,125        143
    4,000M  Russel Metals, Inc., 10 1/4%, 2000                               3,810,000         89
    1,155M  UCAR Global Enterprises, Inc., 12%, 2005                         1,316,700         31
    5,400M  WCI Steel, Inc., 10 1/2%, 2002                                   5,238,000        122
    5,000M  Wheeling-Pittsburgh Steel Corp., 9 3/8%, 2003                    4,700,000        110
-------------------------------------------------------------------------------------------------
                                                                            33,243,905        777
-------------------------------------------------------------------------------------------------
            MISCELLANEOUS--1.0%
    4,000M  Monarch Marking Systems, Inc., 12 1/2%, 2003                     4,180,000         98
-------------------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--7.2%
    4,000M  Gaylord Container Corp., 11 1/2%, 2001                           4,120,000         96
    5,000M  Riverwood International Corp., 11 1/4%, 2002                     5,400,000        126
    5,600M  S.D. Warren Co., Inc., 12%, 2004                                 6,160,000        144
    5,500M  Stone Container Corp., 11 7/8%, 1998                             5,761,250         63
    7,000M  Stone Container Corp., 9 7/8%, 2001                              6,807,500        135
    2,600M  Stone Container Corp., 10 3/4%, 2002                             2,691,000        159
-------------------------------------------------------------------------------------------------
                                                                            30,939,750        723
-------------------------------------------------------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--3.6%
    4,500M  Barnes & Noble, Inc., 11 7/8%, 2003                              5,017,500        117
       10M  Barry's Jewelers, Inc., 12 5/8%, 1996                                5,170         --
    2,800M  General Host Co., Inc., 11 1/2%, 2002                            2,632,000         62
    4,000M  Payless Cashways, Inc., 9 1/8%, 2003                             3,120,000         73
    4,500M  Waban, Inc., 11%, 2004                                           4,590,000        107
-------------------------------------------------------------------------------------------------
                                                                            15,364,670        359
-------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--5.4%
    7,300M  American Communication Services, Inc., 0%-13%, 2005 (Note 4)     3,996,750         93
    4,000M  CAI Wireless Systems, Inc., 12 1/4%, 2002                        4,280,000        101
    2,500M  Centennial Cellular, 8 7/8%, 2001                                2,456,250         57
    5,000M  Horizon Cellular Telephone, Inc., 0%-11 3/8%, 2000               4,300,000        101
    2,800M  Paging Network, Inc., 11 3/4%, 2002                              3,097,500         72
    4,500M  Pronet, Inc., 11 7/8%, 2005                                      4,972,500        116
-------------------------------------------------------------------------------------------------
                                                                            23,103,000        540
-------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1995

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
PRINCIPAL                                                                                 $10,000
   AMOUNT                                                                                      OF
       OR                                                                                     NET
   SHARES   SECURITY                                                             VALUE     ASSETS
-------------------------------------------------------------------------------------------------
            TRANSPORTATION--3.0%
$   5,700M  Eletson Holdings, Inc., 9 1/4%, 2003                           $ 5,586,000    $   131
    3,100M  Moran Transportation Co., 11 3/4%, 2004                          2,914,000         68
    4,600M  Trism, Inc., 10 3/4%, 2000                                       4,462,000        104
-------------------------------------------------------------------------------------------------
                                                                            12,962,000        303
-------------------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost $380,104,648)             382,524,082      8,945
-------------------------------------------------------------------------------------------------
            COMMON STOCKS--.5%
            GAMING/LODGING--.0%
  141,762   *Divi Hotels, Inc.                                                   7,088         --
   35,000   *Goldriver Hotel & Casino Corp., Series "B"                          4,375         --
-------------------------------------------------------------------------------------------------
                                                                                11,463         --
-------------------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--.3%
   63,300   *Echostar Communications, Class "A"                              1,535,025         36
-------------------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.1%
   41,619   *Gaylord Container Corp., Class "A"                                335,553          8
-------------------------------------------------------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--.1%
   96,129   *Barry's Jewelers, Inc.                                            384,516          9
-------------------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $5,861,835)                   2,266,557         53
-------------------------------------------------------------------------------------------------
            PREFERRED STOCKS--2.2%
            MEDIA/CABLE TELEVISION--1.5%
   10,242   K-III Communications Corp., 11 5/8%, Series "B"                  1,019,142         24
    4,781   PanAmSat Capital Corp., 12 3/4%                                  5,355,347        125
-------------------------------------------------------------------------------------------------
                                                                             6,374,489        149
-------------------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.7%
  100,000   *S.D. Warren Co., Inc., 14%                                      3,150,000         74
-------------------------------------------------------------------------------------------------
            TOTAL VALUE OF PREFERRED STOCKS (cost $8,318,594)                9,524,489        223
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
WARRANTS,                                                                                 $10,000
 UNITS OR                                                                                      OF
PRINCIPAL                                                                                     NET
   AMOUNT   SECURITY                                                             VALUE     ASSETS

-------------------------------------------------------------------------------------------------
            WARRANTS--.3%
            BUILDING MATERIALS--.0%
  103,250   *Waxman Industries, Inc. (expiring 6/1/04) (Note 4)            $    25,813    $     1
-------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES--.0%
   89,950   *Reliance Group Holdings, Inc. (expiring 1/28/97)                  143,920          3
-------------------------------------------------------------------------------------------------
            GAMING/LODGING--.1%
   16,300   *Casino America, Inc. (expiring 11/15/96)                            4,075         --
    7,000   *Goldriver Finance Corp., Liquidating Trust                        105,000          3
   21,000   *President Riverboat Casinos, Inc. (expiring 9/23/96) (Note                         1
              4)                                                                63,000
-------------------------------------------------------------------------------------------------
                                                                               172,075          4
-------------------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.2%
   55,390   *Gaylord Container Corp. (expiring 7/31/96)                        415,425         10
  100,000   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note 4)                500,000         12
-------------------------------------------------------------------------------------------------
                                                                               915,425         22
-------------------------------------------------------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--.0%
   66,000   *New Cort Holdings Corp. (expiring 9/1/98)                         148,500          3
    4,000   *Payless Cashways, Inc. (expiring 11/1/96)                           1,000         --
-------------------------------------------------------------------------------------------------
                                                                               149,500          3
-------------------------------------------------------------------------------------------------
            TOTAL VALUE OF WARRANTS (cost $605,918)                          1,406,733         33
-------------------------------------------------------------------------------------------------
            UNITS--.4%
            TELECOMMUNICATIONS
      325   GST Telecommunications, Inc. (a) (cost $1,506,141) (Note 4)      1,527,500         36
-------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--2.6%
$  10,000M  United States Treasury Notes, 7 1/4%, 2004 (cost                                  260
              $10,884,375)                                                  11,125,000
-------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--3.0%
      750M  Appalachian Power, 6%, 1/2/96                                      749,875         18
   12,000M  Gannett Company, 5.85%, 1/8/96                                  11,986,350        280
-------------------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $12,736,225)    12,736,225        298
-------------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $420,017,736)                     98.5%   421,110,586       9,848
OTHER ASSETS, LESS LIABILITIES                                      1.5      6,487,385         152
--------------------------------------------------------------------------------------------------
NET ASSETS                                                        100.0%   $427,597,971   $ 10,000
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

 *Non-income producing

(a)Each unit consists of eight 13 7/8% Senior Discount Notes due 2005 of GST USA guaranteed by GST and one 13 7/8% Convertible Senior Subordinated Discount Note due 2005 of GST guaranteed by GST USA. GST USA is a wholly-owned subsidiary of GST.

                       See notes to financial statements                       9

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value
  (identified cost $420,017,736)(Note 1A)....                    $    421,110,586
Cash.........................................                             410,596
Receivables:
  Interest...................................  $      7,848,437
  Capital shares sold........................            77,990         7,926,427
                                               ----------------
Other assets.................................                             168,816
                                                                 ----------------
Total Assets.................................                         429,616,425
LIABILITIES
Payables:
  Dividend payable January 15, 1996..........         1,012,568
  Capital shares redeemed....................           552,718
Accrued advisory fee.........................           261,729
Accrued expenses.............................           191,439
                                               ----------------
Total Liabilities............................                           2,018,454
                                                                 ----------------

NET ASSETS (Note 6):
  Class A (103,018,467 shares outstanding)...       425,837,971
  Class B (425,781 shares outstanding).......         1,760,000  $    427,597,971
                                               ----------------  ----------------
                                                                 ----------------

NET ASSETS CONSIST OF:
Capital paid in..............................                    $  1,132,716,947
Undistributed net investment income..........                           3,166,942
Accumulated net realized loss on investment
  transactions...............................                        (709,378,768)
Net unrealized appreciation in value of
  investments................................                           1,092,850
                                                                 ----------------
Total........................................                    $    427,597,971
                                                                 ----------------
                                                                 ----------------

NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE--CLASS A.............................                               $4.13
                                                                 ----------------
                                                                 ----------------

MAXIMUM OFFERING PRICE PER SHARE--CLASS A
  ($4.13/.9375)*.............................                               $4.41
                                                                 ----------------
                                                                 ----------------

NET ASSET VALUE AND OFFERING PRICE PER
  SHARE--CLASS B.............................                               $4.13
                                                                 ----------------
                                                                 ----------------

*On purchases of $25,000 or more, the sales charge is reduced.

10                     See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS FUND FOR INCOME, INC.
Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME

Income (Note 1D):
  Interest..............................  $     44,040,927
  Dividends.............................           425,585
  Consent fees..........................           238,765
                                          ----------------
Total income............................                    $     44,705,277
Expenses (Notes 1 and 3):
  Advisory fee..........................         3,083,269
  Shareholder servicing costs...........           865,633
  Distribution plan expenses--Class A...           625,437
  Distribution plan expenses--Class B...             7,283
  Reports and notices to shareholders...           131,692
  Professional fees.....................            63,353
  Custodian fees........................            43,484
  Other expenses........................           105,375
                                          ----------------
Total expenses..........................         4,925,526
Less: Custodian fees paid indirectly....            21,134
                                          ----------------
Net expenses............................                           4,904,392
                                                            ----------------
Net investment income...................                          39,800,885

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain on investments........         4,041,341
Net unrealized appreciation of
  investments...........................        27,647,990
                                          ----------------
Net gain on investments.................                          31,689,331
                                                            ----------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................                    $     71,490,216
                                                            ----------------
                                                            ----------------

                       See notes to financial statements                      11

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS FUND FOR INCOME, INC.

--------------------------------------------------------------------------------

Year Ended December 31                                                            1995         1994
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income..................................................  $39,800,885  $38,730,802
  Net realized gain on investments.......................................    4,041,341      653,361
  Net unrealized appreciation (depreciation) on investments..............   27,647,990  (37,481,745)
                                                                           -----------  -----------
    Net increase in net assets resulting from operations.................   71,490,216    1,902,418
                                                                           -----------  -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income--Class A.........................................  (37,489,349) (39,768,324)
  Net investment income--Class B.........................................      (71,432)          --
                                                                           -----------  -----------
      Total dividends....................................................  (37,560,781) (39,768,324)
                                                                           -----------  -----------
CAPITAL SHARE TRANSACTIONS (a)
  Class A:
    Proceeds from shares sold............................................   13,975,925   20,228,141
    Value of dividends reinvested........................................   25,433,839   26,318,610
    Cost of shares redeemed..............................................  (48,423,529) (38,780,019)
                                                                           -----------  -----------
                                                                            (9,013,765)   7,766,732
                                                                           -----------  -----------
  Class B:
    Proceeds from shares sold............................................    1,762,436           --
    Value of dividends reinvested........................................       45,376           --
    Cost of shares redeemed..............................................     (112,219)          --
                                                                           -----------  -----------
                                                                             1,695,593           --
                                                                           -----------  -----------
      Net increase (decrease) from capital share transactions............   (7,318,172)   7,766,732
                                                                           -----------  -----------
      Net increase (decrease) in net assets..............................   26,611,263  (30,099,174)
NET ASSETS
  Beginning of year......................................................  400,986,708  431,085,882
                                                                           -----------  -----------
  End of year (including undistributed net investment income of
    $3,166,942 and $926,838, respectively)...............................  $427,597,971 $400,986,708
                                                                           -----------  -----------
                                                                           -----------  -----------
(a)CAPITAL SHARES ISSUED AND REDEEMED
  Class A:
    Sold.................................................................    3,505,873    5,062,541
    Issued for dividends reinvested......................................    6,340,562    6,666,913
    Redeemed.............................................................  (12,088,258)  (9,787,987)
                                                                           -----------  -----------
      Net increase (decrease) in Class A shares outstanding..............   (2,241,823)   1,941,467
                                                                           -----------  -----------
                                                                           -----------  -----------
  Class B:
    Sold.................................................................      442,113           --
    Issued for dividends reinvested......................................       11,234           --
    Redeemed.............................................................      (27,566)          --
                                                                           -----------  -----------
    Net increase in Class B shares outstanding...........................      425,781           --
                                                                           -----------  -----------
                                                                           -----------  -----------

12                     See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is primarily to seek to earn a high level of current income and, to the extent possible, in view of that objective, secondarily to seek growth of capital.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the last bid price. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the most recent bid price based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available, "restricted securities," and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distribu-tions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1995, the Fund had capital loss carryovers of $709,378,768 of which $40,084,935 expires in 1996, $111,360,941 in 1997, $350,158,165 in 1998,
$207,520,038 in 1999 and $254,689 in 2002.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1995, the Fund recognized $406,124 of dividend income from these taxable "pay in kind" distributions. Interest income and estimated expenses are accrued daily. The Fund's Custodian has provided credits in the amount of $21,134 against custodian charges based on the uninvested cash balances of the Fund.

2. SECURITY TRANSACTIONS--For the year ended December 31, 1995, purchases and sales of investment securities, other than short-term United States Government obligations and corporate notes, aggregated $119,518,404 and $122,552,339, respec-

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

tively. Purchases and sales of long-term U.S. Government obligations amounted to $10,884,375 and $10,912,500, respectively.

At December 31, 1995, the cost of investments for federal income tax purposes was $420,017,736. Accumulated net unrealized appreciation on investments was $1,092,850, consisting of $21,071,646 gross unrealized appreciation and $19,978,796 gross unrealized depreciation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

Pursuant to certain state regulations, FIMCO has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses, including the advisory fee but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to the Fund in those states (unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to the yearly advisory fee. For the year ended December 31, 1995, no reimbursement was required pursuant to these provisions.

For the year ended December 31, 1995, FIC, as underwriter, received $359,115 in commissions after allowing $34,668 to other dealers. Shareholder servicing costs included $486,175 in transfer agent fees paid to ADM and $210,773 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee in an amount up to .30% of the average net assets of the Class A shares and up to 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. However, pursuant to settlements entered into with various state regulators, the fee is limited to
 .15% for Class A and .85% for Class B until February 1, 1998. For the year ended December 31, 1995, this fee reduction amounted to $625,437 for Class A and $1,286 for Class B.

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1995, the Fund held six 144A securities with an aggregate value of $8,203,063 representing less than 2% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The Fund's investment in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1995, the Fund held one defaulted security with a value of $52,500.

6. CAPITAL--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% during a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally designated, the Fund has classified 500,000,000 shares as Class A and 500,000,000 shares as Class B.

7. PENDING LITIGATION--The Fund and FIC are defendants in a case involving investors who invested in the Fund. The suit primarily alleges that FIC sales representatives had made misrepresentations concerning the risks of investing in the Fund. FIC's parent company, First Investors Consolidated Corporation has agreed to assume the liability, if any.

FINANCIAL HIGHLIGHTS

FIRST INVESTORS FUND FOR INCOME, INC.

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
--------------------------------------------------------------------------------

                                                                        CLASS A
                                     ------------------------------------------------------------------------------    CLASS B
                                                                                                                     -----------
                                                                 Year Ended December 31                                 1/12/95*
                                     ------------------------------------------------------------------------------           to
                                       1995   1994    1993    1992    1991     1990    1989    1988    1987    1986     12/31/95
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------
Net Asset Value, Beginning of
 Year..............................  $ 3.81  $4.17  $ 3.89  $ 3.69  $ 2.98  $  4.16  $ 5.19  $ 5.15  $ 5.87  $ 5.96  $      3.81
                                     ------  -----  ------  ------  ------  -------  ------  ------  ------  ------        -----
Income from Investment Operations
  Net investment income............     .38    .37     .39     .41     .42      .53     .64     .69     .66     .77          .31
  Net realized and unrealized gain
    (loss) on investments..........     .30   (.35)    .29     .19     .78    (1.19)  (1.01)    .01    (.71)   (.11)         .33
                                     ------  -----  ------  ------  ------  -------  ------  ------  ------  ------        -----
    Total from Investment
      Operations...................     .68    .02     .68     .60    1.20     (.66)   (.37)    .70    (.05)    .66          .64
                                     ------  -----  ------  ------  ------  -------  ------  ------  ------  ------        -----
Less Distributions from:
  Net investment income............     .36    .38     .40     .40     .41      .52     .66     .66     .67     .75          .32
  Capital surplus..................      --     --      --      --     .08       --      --      --      --      --           --
                                     ------  -----  ------  ------  ------  -------  ------  ------  ------  ------        -----
    Total Distributions............     .36    .38     .40     .40     .49      .52     .66     .66     .67     .75          .32
                                     ------  -----  ------  ------  ------  -------  ------  ------  ------  ------        -----
Net Asset Value, End of Year.......  $ 4.13  $3.81  $ 4.17  $ 3.89  $ 3.69  $  2.98  $ 4.16  $ 5.19  $ 5.15  $ 5.87  $      4.13
                                     ------  -----  ------  ------  ------  -------  ------  ------  ------  ------        -----
                                     ------  -----  ------  ------  ------  -------  ------  ------  ------  ------        -----

TOTAL RETURN(%)+...................   18.54    .58   18.06   16.70   42.84   (17.23)  (8.05)  14.22   (1.25)  11.58        17.46
-----------------------------------

RATIOS/SUPPLEMENTAL DATA
-----------------------------------
Net Assets, End of Year
 (in millions).....................    $425   $401    $431    $414    $429     $527  $1,321  $1,739  $1,620  $1,693           $2

Ratio to Average Net Assets:(%)
  Expenses.........................    1.18   1.22    1.32    1.03    1.18     1.27    1.02     .99    1.08     .98         1.92(a)
  Net investment income............    9.52   9.34    9.54   10.63   12.49    14.39   13.19   13.03   11.56   12.81         8.71(a)

Portfolio Turnover Rate(%).........      33     39      76      51      50       21      44      74      74     168           33

  +Calculated without sales charge
  *Date shares first offered
  (a)Annualized

                       See notes to financial statements

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of First Investors Fund For Income, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Fund For Income, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Fund For Income, Inc. at December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for each of the respective years presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 31, 1996

FIRST INVESTORS FUND FOR INCOME, INC.

DIRECTORS
-------------------------------------------

JAMES J. COY

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

FIRST INVESTORS FUND FOR INCOME, INC.

SHAREHOLDER INFORMATION
-------------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
FUND FOR
INCOME, INC.

ANNUAL
REPORT



DECEMBER 31, 1995


Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following language appears to the left of the above language:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS FUND FOR INCOME, INC.
95 WALL STREET
NEW YORK, NY 10005

The following appears on the bottom lefthand side:

First Investors logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

FIFI065